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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K



                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report:
                                December 28, 1998



                            SKY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



            Ohio                      1-14473                 34-1372535
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)



      221 South Church Street
        Bowling Green, Ohio                                     43402
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (419) 327-6300



                                       N/A
          (Former name or former address, if changed since last report)














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Item  5.   Other Events

     On December 17, 1998, Sky Financial Group, Inc. (the "Registrant") announced the execution of a definitive agreement to acquire Wood Bancorp, Inc., Bowling Green, Ohio, in a stock-for-stock exchange which will be accounted for as a pooling-of-interests.

Attached hereto as Exhibit 2 is the Agreement and Plan of Merger dated December 16, 1998, the terms of which are incorporated by reference.

Attached hereto as Exhibit 10.1 is the Stock Option Agreement dated December 16, 1998, the terms of which are incorporated by reference.

Attached hereto as Exhibit 99.1 is the press release announcing the agreement, the terms of which are incorporated by reference.



Item  7.   Exhibits

2.     Agreement and Plan of Merger, dated December 16, 1998.

10.1   Stock Option Agreement, dated December 16, 1998.

99.1 Text of Press Release, dated December 17, 1998, issued by Sky Financial Group, Inc.






























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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SKY FINANCIAL GROUP, INC.


                                    By:  /s/ W. Granger Souder

                                    Name:   W. Granger Souder
                                    Title:  Executive Vice President and
                                              General Counsel


Date:  December 28, 1998

























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                                 EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
------------                       -----------

   EX-2                       Agreement and Plan of Merger, dated December 16,
                              1998.

   EX-10.1                    Stock Option Agreement, dated December 16, 1998.

   EX-99.1 Text of Press Release, dated December 17, 1998, issued by Sky Financial Group, Inc.